SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2003


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


         California                  333-104244                32-0061893
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


            2800 W. March Lane
           Stockton, California                                  95219
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (209) 956-7800


        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 5.  Other Matters.
         -------------

         On July 25, 2003, Registrant issued a press release announcing second quarter earnings.

         The foregoing is qualified by reference to the press releases attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         a.    Financial Statements.
               --------------------

               Not Applicable.


         b.    Pro Forma Financial Information.
               -------------------------------

               Not Applicable.


         c.    Exhibits.
               --------

               (99.1) Press Release dated July 25, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 25, 2003


Service 1st Bancorp

By: /s/ JOHN O. BROOKS
    -------------------------
        John O. Brooks
    Chief Executive Officer

                                  EXHIBIT INDEX

                                                                  Sequential
Exhibit Number                 Description                        Page Number
--------------                 -----------                        -----------

     99.1            Press Release dated July 25, 2003                 5